Exhibit 10.29

AMENDMENT NO. 2 TO
INVESTOR RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made as of April 6, 2012, by and among Supernus Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and the holders of at least a majority (the “Investors”) of shares of Series A Convertible Preferred Stock, par value $0.001 per share.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Investor Rights Agreement (as defined below).

WHEREAS, the parties hereto desire to amend the Investor Rights Agreement dated as of December 22, 2005, as amended on February 3, 2006, by and among the Company and the other parties thereto (the “Investor Rights Agreement”);

WHEREAS, pursuant to Section 15(d) of the Investor Rights Agreement, the written consent of the Company and holders of at least a majority of the then outstanding Conversion Shares is required to amend the Investor Rights Agreement;

WHEREAS, the undersigned Investors represent the holders of at least a majority of the outstanding Conversion Shares; and

NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The definition of Qualified Public Offering in Section 1 of the Investor Rights Agreement shall be amended and restated in its entirety to read as follows:

““Qualified Public Offering” shall mean a firm commitment underwritten public offering of shares of Common Stock approved by the Board of Directors.”

2.             This Amendment shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

3.             This Amendment may be executed and delivered (including by facsimile transmission) in more than one counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument.

4.             The provisions of this Amendment are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Amendment shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Amendment; but this Amendment shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

5.             This Amendment and the Investor Rights Agreement (including any and all exhibits, schedules and other instruments contemplated hereby and thereby) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between them or any of them as to such subject matter. Except as amended by this Amendment, the Investor Rights Agreement remains in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment to the Investor Rights Agreement as of the date first above written.

SUPERNUS PHARMACEUTICALS, INC.

By:	/s/ Jack Khattar
Name:	Jack Khattar
Title:	President & CEO

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

INVESTORS:

NEW ENTERPRISE ASSOCIATES 11, LIMITED PARTNERSHIP

By:	NEA Partners 11, Limited Partnership, its general partner
By:	NEA 11 GP, LLC, its general partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

NEA VENTURES 2005, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice - President

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

INVESTORS:

CADUCEUS PRIVATE INVESTMENTS II, LP

By:	OrbiMed Capital II LLC
Its:	General Partner

By:	/s/ Michael Sheffery
Name:	Michael Sheffery
Title:	Member

CADUCEUS PRIVATE INVESTMENTS (QP) II, LP

By:	OrbiMed Capital II LLC
Its:	General Partner

By:	/s/ Michael Sheffery
Name:	Michael Sheffery
Title:	Member

UBS JUNIPER CROSSOVER FUND, L.L.C.

By:	OrbiMed Advisors LLC
Its:	General Partner

By:	/s/ Michael Sheffery
Name:	Michael Sheffery
Title:	Member

[Signature Page to Amendment No. 2 to Investor Rights Agreement]

INVESTORS:

ABINGWORTH BIOVENTURES IV LP
Acting by its manager Abingworth Management Limited

By:	/s/ James Abell
Name:	James Abell
Title:	Director

ABINGWORTH BIOVENTURES IV EXECUTIVES LP
Acting by its manager Abingworth Management Limited

By:	/s/ James Abell
Name:	James Abell
Title:	Director

[Signature Page to Amendment No. 2 to Investor Rights Agreement]